Accrued expenses payable	12 Months Ended
Dec. 31, 2024
Accrued Expenses [Abstract]
Accrued expenses payable
20. Accrued expenses payable

	2024	2023
Accruals and estimations	$4,288	$4,231
Labor related provisions	50,949	53,510
Liability for social security contributions	7,267	7,018
Other	169	181
	$62,673	$64,940
As of December 31, 2024 and 2023, accruals and estimations include the estimated balance of the current portion of the long-term provisions (see note 21).
Labor related provisions include a profit-sharing program for both management and non-management staff. For members of management, profit-sharing is based on a combination of the Company’s performance as a whole and the achievement of individual goals. Profit-sharing for non-management employees is based solely on the Company’s performance. The accrual at year-end represents the amount expensed for the current year, which is expected to be settled within 12 months.